                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)  November 24, 1997
                                                  -----------------



                           CINCINNATI MICROWAVE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





           Ohio                          0-13136                 31-0903863
----------------------------          --------------        ------------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)



8520 E Kemper Rd  Ste 8B, Cincinnati, Ohio                         45249-3700
--------------------------------------------             ---------------------
    (Address of principal executive office)                    (Zip Code)



Registrant's telephone number, including area code            (513) 489-2216
                                                     --------------------------



   One Microwave Plaza Cincinnati, OH 45249
   --------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report)

                                                                   FORM 1 (7/94)

                      IN THE UNITED STATES BANKRUPTCY COURT
                        FOR THE SOUTHERN DISTRICT OF OMO
                                WESTERN DIVISION

In re:                                                 CASE NO.   97-10882
                                                                  --------
                                                       CHAPTER 11
CINCINNATI MICROWAVE, INC.                             JUDGE: Burton Perlman
--------------------------                                    --------------
                Debtor

                       TRANSMITTAL OF FINANCIAL REPORTS AND
                   CERTIFICATION OF COMPLIANCE WITH OPERATING
                                REQUIREMENTS FOR
                        THE PERIOD ENDED:    OCTOBER    , 1997
                                         ---------------
                                              MONTH

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of

                     X    Operating Statement              (Form 2)
                   -----
                     X    Balance Sheet                    (Form 3)
                   -----
                     X    Summary of Operations            (Form 4)
                   -----
                     X    Monthly Cash Statement           (Form 5)
                   -----
                     X    Statement of Compensation        (Form 6)
                   -----

                   -----  --------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases IS/IS NOT in effect; and, (if
                                                --
not, attach written explanation).

3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases ARE/ARE
                                                                       ---
NOT current. (if not, attach written explanation).

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet, if not true.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.

       Dated: 11-18-97              /s/ George W. Fels
              --------              ----------------------------------
                                    Debtor in Possession

                                        President           (513) 489-2216
                                    -----------------------    --------------
                                          Title                   Phone

                                                                   FORM 2 (7/94)


                           AMENDED OPERATING STATEMENT

Debtor :         IN RE: CINCINNATI MICROWAVE, INC.                             Case No:    97 - 10882
                  --------------------------------                                         ---------------

                                    Month Ending :    October 31, 1997
                                                  -------------------------
                                                                                               TOTAL
                                                              CURRENT MONTH                    SINCE FILING

Total Revenue / Sales                                         $              0            $      3,608,660
Cost of Sale                                                  $            215            $      2,666,097
                                                              ----------------            ----------------
Gross Profit                                                  $           (215)           $        942,562

Expenses:
Officer Compensation                                          $         15,918            $        936,549
Employee Salaries                                             $         14,086            $        878,003
Benefits & Pensions                                           $          2,350            $          2,350
Payroll Taxes                                                 $              0            $              0
Other Taxes                                                   $         10,000            $         67,866
Rent & Lease Expense                                          $              0            $          7,756
Interest Expense                                              $          4,239            $         86,004
Insurance                                                     $         14,510            $        450,561
Auto & Truck Expenses                                         $              0            $            530
Utilities                                                     $         57,475            $        355,317
Depreciation                                                  $              0            $        188,376
Travel & Entertainment                                        $            803            $          3,929
Repairs & Maintenance                                         $            546            $         19,130
Advertising                                                   $              0            $        101,387
Supplies, Office Expense                                      $          6,623            $         24,763
Other :  Relocation & Other                                   $          7,507            $        (12,639)
                                                              ----------------            ----------------
TOTAL EXPENSES                                                $        134,057            $      3,109,881

NET OPERATING PROFIT / (LOSS)                                 $       (134,272)           $     (2,167,319)

Add:     Non-Business Income:
         Interest Income                                      $              0            $              0
         Other Income                                         $         38,471            $        486,660
Less:    Non-Business Expenses:
         Professional Fees                                    $        163,154            $      1,201,472
         Other                                                $              0            $          1,442
                                                              ----------------            ----------------
TOTAL NON-BUSINESS PROFIT / (LOSS)                            $       (124,683)           $       (716,254)

NET INCOME / (LOSS)                                           $       (258,955)           $     (2,883,573)

                                                                   FORM 3 (7/94)

                                  BALANCE SHEET
                                  -------------

Debtor :         IN RE: CINCINNATI MICROWAVE, INC.                  Case No:    97 - 10882
                  --------------------------------                              ---------------

                                    Month Ending :    October 31, 1997
                                                  -------------------------

ASSETS                             CURRENT MONTH        PRIOR MONTH          AT FILING
Cash:                             $     2,832,039  *  $     3,231,315     $       724,343
Inventory:                        $       954,057     $       954,057     $     5,643,874
Accts Rec.:                       $     4,898,064  *  $     4,971,319     $     1,819,744
Insider Receivables:              $             0     $             0     $             0
Land & Buildings:                 $             0     $             0     $    12,492,980
Furn., Fixtures & Equip:          $             0     $             0     $    25,373,681
Accumulated Depreciation:         $             0     $             0     $   (29,118,554)
Other:                            $       168,508     $       186,518     $     1,120,823
                                  ---------------     ---------------     ---------------
TOTAL ASSETS:                     $     8,852,668     $     9,343,209     $    18,056,891

TOTAL LIABILITIES:
Post Petition Liabilities:
Accts. Payable:                   $            51     $         3,492     $             0
Wages & Salaries:                 $       109,750     $       109,750     $             0
Taxes Payable:                    $             0     $             0     $             0
Other:  Accruals:                 $       139,791     $       580,236     $             0
                                  ---------------     ---------------     ---------------

TOTAL POST-PETITION LIAB          $       249,592     $       693,478     $             0

Secured Liabilities:
Subject to Post-Petition          $             0     $             0     $     3,794,500
Coll. or Financing Order          $             0     $             0     $             0
All Other Secured Liab            $             0     $             0     $             0
                                  ---------------     ---------------     ---------------

TOTAL SECURED LIAB                $             0     $             0     $     3,794,500

PRE-PETITION LIABILITIES:
Taxes & Other Pri. Liab           $     1,583,558     $     1,584,453     $     1,539,168
Unsecured Liabilities:            $     9,923,514     $     9,923,514     $    10,630,261
Other: Accruals & Estimates       $     4,792,838     $     4,852,839     $     6,237,879
                                  ---------------     ---------------     ---------------

TOTAL PRE-PETITION LIAB           $    16,299,910     $    16,360,805     $    18,407,308

EQUITY:
Owners' Capital:                  $    10,937,861     $    10,937,861     $    10,937,861
Retained Earnings-PrePet          $   (15,082,778)    $   (15,082,778)    $   (15,082,778)
Retained Earnings-PostPet         $    (3,551,916)    $    (3,566,157)    $             0
                                  ---------------     ---------------     ---------------
TOTAL EQUITY                      $    (7,696,833)    $    (7,711,074)    $    (4,144,917)

TOTAL LIAB. & EQUITY              $     8,852,668     $     9,343,209     $    18,056,891

* -- $100,000 of Restricted Cash (escrow for building sale) and $4.8 million of Accounts Receivable relating to the sale of CMI's land and building to Home Depot is awaiting approval through the Bankruptcy Court.

                        IN RE: CINCINNATI MICROWAVE, INC.

Case No:    97 - 10882
          --------------

SCHEDULE ATTACHED TO:

                             BALANCE SHEET (FORM 3)


                                October 31, 1997



                 STATEMENT OF RETAINED EARNINGS - POST PETITION


                                                                      ================
Retained Earnings - September 30, 1997                                $    (3,566,156)
                                                                      ================


Plus: Current Earnings - Month of September                           $      (258,955)
Less: Prior Period Adjustment                                         $       273,195
                                                                      ================
Retained Earnings - October 31, 1997                                  $    (3,551,916)
                                                                      ================


                                                                   FORM 4 (7/94)

                              SUMMARY OF OPERATIONS
                              ---------------------

Debtor  CIN. MICROWAVE         Period Ended: October 31, 1997        Case No:   97 - 10882
        ---------------                      ----------------                -----------------


                                          TAXES PAYABLE SCHEDULE
                                          ----------------------

                                       Beginning             Accrued /          Payment /          Ending
                                       Balance               Withheld           Deposit            Balance
                                     -------------------------------------------------------------------------------
        Income Taxes
        Federal:                     $          0.00     $      4,166.33     $     (4,166.33)    $          0.00
        State:                       $         (0.00)    $        863.03     $       (863.03)    $         (0.00)
        Local:                       $          0.00     $          0.00     $          0.00     $          0.00

        FICA Withheld:               $         (0.00)    $      1,227.18     $     (1,227.18)    $         (0.00)

        Employers FICA               $         (0.00)    $      1,218.22     $     (1,218.22)    $         (0.00)

        Unemployment Tax
        Federal:                     $          0.00     $          0.00     $          0.00     $          0.00
        State:                       $          0.00     $          0.00     $          0.00     $          0.00

        Sales, Use & Excise
        Sales Tax:                   $        (43.10)    $          0.00     $          0.00     $        (43.10)
        Real Estate Tax:             $    112,737.00     $     10,000.00     $          0.00     $    122,737.00
        Property Taxes:              $    594,857.33     $          0.00     $          0.00     $    594,857.33
        Use Tax:                     $          0.00     $          0.00     $          0.00     $          0.00
        Other:  Worker's, etc        $      1,997.32     $        677.06     $       (477.06)    $      2,197.32

        TOTALS:                      $    709,548.56     $     18,151.82     $     (7,951.82)    $    719,748.56


                          AGING OF ACCOUNTS RECEIVABLE
                       AND POST PETITION ACCOUNTS PAYABLE

        Age in Days                         0-30              30-60              Over 60

        Post Petition
        Accts. Payable               $            51     $             0     $             0

        Accts. Rec.                  $     4,800,000     $             0     $        98,064

    FOR ALL POST-PETITION ACCOUNTS PAYABLE OVER 30 DAYS OLD, PLEASE ATTACH A SHEET LISTING EACH SUCH ACCOUNT, TO WHOM
    IT IS OWED, THE DATE THE ACCOUNT WAS OPENED, AND THE REASON FOR NON-PAYMENT OF THE ACCOUNT

    Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization.

                                                                 Form  6  (7/94)

                                 MONTHLY STATEMENT OF COMPENSATION
                                 ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF
NECESSARY.


Name:      ERIKA WILLIAMS                    Capacity:             Principal
      -------------------------                        --------
                                                                   Officer
                                                       --------
                                                           X       Director
                                                       --------
                                                                   Insider
                                                       --------


Detailed Description of Duties:     Member of Board of Directors
                                ------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------


CURRENT COMPENSATION PAID:                                    Weekly           or     Monthly

             DIRECTOR'S FEES                                                               $4,500
                                                              ------------            ------------
                   For the Month of October, 1997

CURRENT BENEFITS RECEIVED:                                    Weekly           or     Monthly

             Health Insurance
                                                              ------------            ------------
             Life Insurance
                                                              ------------            ------------
             Retirement
                                                              ------------            ------------
             Company Vehicle
                                                              ------------            ------------
             Entertainment
                                                              ------------            ------------
             Travel
                                                              ------------            ------------
             Other Benefits
                                                              ------------            ------------


CURRENT TOTAL:
                                                              Weekly           or     Monthly

                                                                        $0                 $4,500
                                                              ------------            ------------


       Date:   11/18/97                               /s/ George W. Fels President
             --------------                           ----------------------------------------
                                                      Principal, Officer, Director, Insider

                                                                 Form  6  (7/94)

                                 MONTHLY STATEMENT OF COMPENSATION
                                 ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF
NECESSARY.


Name:      KURT H. STUMP                     Capacity:             Principal
      -------------------------                        --------
                                                                   Officer
                                                       --------
                                                           X       Director
                                                       --------
                                                                   Insider
                                                       --------


Detailed Description of Duties:     Member of Board of Directors                           $4,500
                                ------------------------------------------------------------------
                                 Consultant Fees                                           $2,358
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------


CURRENT COMPENSATION PAID:                                    Weekly           or     Monthly

             For the Month of October, 1997                                                $6,858
                                                              ------------            ------------


CURRENT BENEFITS RECEIVED:                                    Weekly           or     Monthly

             Health Insurance                                                                  $0
                                                              ------------            ------------
             Life Insurance
                                                              ------------            ------------
             Retirement
                                                              ------------            ------------
             Company Vehicle
                                                              ------------            ------------
             Entertainment
                                                              ------------            ------------
             Travel
                                                              ------------            ------------
             Other Benefits
                                                              ------------            ------------


CURRENT TOTAL:
                                                              Weekly           or     Monthly

                                                                       $0                  $6,858
                                                              ------------            ------------


       Date:   11/18/97                               /s/ George W. Fels President
             --------------                           ----------------------------------------
                                                      Principal, Officer, Director, Insider

                                                                 Form  6  (7/94)

                                 MONTHLY STATEMENT OF COMPENSATION
                                 ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF
NECESSARY.


Name:     TED SPRINGSTEAD                    Capacity:             Principal
      -------------------------                        --------
                                                                   Officer
                                                       --------
                                                           X       Director
                                                       --------
                                                                   Insider
                                                       --------


Detailed Description of Duties:     Member of Board of Directors
                                ------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------


CURRENT COMPENSATION PAID:                                    Weekly           or     Monthly

             DIRECTOR'S FEES                                                               $3,000
                                                              ------------            ------------
                   For the Month of October, 1997

CURRENT BENEFITS RECEIVED:                                    Weekly           or     Monthly

             Health Insurance
                                                              ------------            ------------
             Life Insurance
                                                              ------------            ------------
             Retirement
                                                              ------------            ------------
             Company Vehicle
                                                              ------------            ------------
             Entertainment
                                                              ------------            ------------
             Travel
                                                              ------------            ------------
             Other Benefits
                                                              ------------            ------------


CURRENT TOTAL:
                                                              Weekly           or     Monthly

                                                                       $0                  $3,000
                                                              ------------            ------------


       Date:   11/18/97                               /s/ George W. Fels President
             --------------                           ----------------------------------------
                                                      Principal, Officer, Director, Insider

                                                                 Form  6  (7/94)

                                 MONTHLY STATEMENT OF COMPENSATION
                                 ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF
NECESSARY.


Name:    GILBERT WACHSMAN                    Capacity:             Principal
      -------------------------                        --------
                                                                   Officer
                                                       --------
                                                           X       Director
                                                       --------
                                                                   Insider
                                                       --------


Detailed Description of Duties:     Member of Board of Directors
                                ------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------


CURRENT COMPENSATION PAID:                                    Weekly           or     Monthly

             DIRECTOR'S FEES                                                               $4,500
                                                              ------------            ------------
                   For the Month of October, 1997

CURRENT BENEFITS RECEIVED:                                    Weekly           or     Monthly

             Health Insurance
                                                              ------------            ------------
             Life Insurance
                                                              ------------            ------------
             Retirement
                                                              ------------            ------------
             Company Vehicle
                                                              ------------            ------------
             Entertainment
                                                              ------------            ------------
             Travel
                                                              ------------            ------------
             Other Benefits: Meeting Fee
                                                              ------------            ------------


CURRENT TOTAL:
                                                              Weekly           or     Monthly

                                                                       $0                  $4,500
                                                              ------------            ------------


       Date:   11/18/97                               /s/ George W. Fels President
             --------------                           ----------------------------------------
                                                      Principal, Officer, Director, Insider

                                                                 Form  6  (7/94)

                                 MONTHLY STATEMENT OF COMPENSATION
                                 ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF
NECESSARY.


Name:      GEORGE FELS                      Capacity:              Principal
      -------------------------                        --------
                                                           X       Officer
                                                       --------
                                                                   Director
                                                       --------
                                                                   Insider
                                                       --------


Detailed Description of Duties:     Daily work activities of President
                                ------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------


CURRENT COMPENSATION PAID:                                    Weekly           or     Monthly

                                                                                          $12,250
                                                              ------------            ------------

CURRENT BENEFITS RECEIVED:                                    Weekly           or     Monthly

             Health Insurance
                                                              ------------            ------------
             Life Insurance
                                                              ------------            ------------
             Retirement
                                                              ------------            ------------
             Company Vehicle
                                                              ------------            ------------
             Entertainment
                                                              ------------            ------------
             Travel
                                                              ------------            ------------
             Other Benefits
                                                              ------------            ------------


CURRENT TOTAL:
                                                              Weekly           or     Monthly

                                                                       $0                 $12,250
                                                              ------------            ------------


       Date:   11/18/97                               /s/ George W. Fels President
             --------------                           ----------------------------------------
                                                      Principal, Officer, Director, Insider

                                                                 Form  6  (7/94)

                                 MONTHLY STATEMENT OF COMPENSATION
                                 ---------------------------------


The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. ATTACH ADDITIONAL PAGES IF
NECESSARY.


Name:     ROBIN EPPINGHOFF                   Capacity:             Principal
      -------------------------                        --------
                                                           X       Officer
                                                       --------
                                                                   Director
                                                       --------
                                                                   Insider
                                                       --------


Detailed Description of Duties:     Daily work activities of Secretary
                                ------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------


CURRENT COMPENSATION PAID:                                    Weekly           or     Monthly

                                                                                           $3,668
                                                              ------------            ------------


CURRENT BENEFITS RECEIVED:                                    Weekly           or     Monthly

             Health Insurance                                                                  $0
                                                              ------------            ------------
             Life Insurance
                                                              ------------            ------------
             Retirement
                                                              ------------            ------------
             Company Vehicle
                                                              ------------            ------------
             Entertainment
                                                              ------------            ------------
             Travel
                                                              ------------            ------------
             Other Benefits
                                                              ------------            ------------


CURRENT TOTAL:
                                                              Weekly           or     Monthly

                                                                       $0                  $3,668
                                                              ------------            ------------


       Date:   11/18/97                               /s/ George W. Fels President
             --------------                           ----------------------------------------
                                                      Principal, Officer, Director, Insider

Form 8-K                                             Cincinnati Microwave, Inc.



Item 7.   Financial Statements and Exhibits
          ---------------------------------

(c) Exhibits.

         99(i) - Financial reports, as amended, as filed with the United States Bankruptcy Court for the Southern District of Ohio, Western Division, for the Company's operations during the period ended October 1997 (without exhibits to the Monthly Cash Statement (Form 5)).

         99(ii) - Agreement to provide omitted Schedules to Monthly Cash Statement upon request.







                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, Cincinnati Microwave, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 24, 1997

                                             CINCINNATI MICROWAVE, INC.




                                         By:   /s/ George W. Fels
                                             ----------------------------------
                                             George W. Fels
                                             President